CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

AMENDED AND RESTATED TECHNICAL TRANSFER AND SUPPLY AGREEMENT

by and between

PFIZER INC.

and

AMAG PHARMACEUTICALS, INC.

Dated as of December 19, 2016

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

CONFIDENTIAL DRAFT – FOR DISCUSSION PURPOSES ONLY

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Development & Supply Agreement (standard format)

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TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS    2
CERTAIN DEFINED TERMS2
ARTICLE 2 PROJECT OVERVIEW    6
2.1GENERAL PRINCIPLES    6
2.2COMMERCIALLY REASONABLE EFFORTS    7
ARTICLE 3 SERVICE FEES; SCOPE CHANGES; PROJECT MANAGEMENT    7
3.1TRANSFER FEES    7
3.2STABILITY STUDIES    7
3.3CHANGES IN PROJECT SCOPE    7
3.4STEERING COMMITTEE; PROJECT MANAGER    8
3.5TECHNICAL TRANSFER SUPPLIES    9
ARTICLE 4 REGULATORY SUBMISSIONS; APPROVALS    9
4.1REGULATORY ASSISTANCE    9
4.2FACILITY APPROVALS    10
4.3ACCESS TO DRUG MASTER FILES    10
4.4USER FEES    10
4.5OWNERSHIP OF REGULATORY APPROVALS    10
ARTICLE 5 PRODUCT MANUFACTURING    10
5.1PURCHASE AND SALE OF PRODUCTS    10
5.2MANUFACTURING STANDARDS; CHANGES    11
5.3PRE-TRANSFER APPROVAL MANUFACTURE    11
5.4ACTIVE PHARMACEUTICAL INGREDIENT    12
5.5FACILITY; DEDICATED EQUIPMENT    13
5.6COMPONENTS; MATERIALS    14
5.7PRODUCT LABELING    14
5.8PRODUCT TESTING AND RELEASE    15
5.9WASTE    17
5.10MISCELLANEOUS    17
ARTICLE 6 FORECASTS; ORDERS; DELIVERY; INVOICING    17
6.1THREE YEAR PRODUCT SUPPLY FORECAST    17

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Technical Transfer & Supply Agreement (signature version)

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6.2ROLLING FORECAST    17
6.3PURCHASE ORDERS    18
6.4PURCHASE ORDER ACCEPTANCE    18
6.5EXCESS QUANTITIES    18
6.6FORMAT OF FORECASTS AND PURCHASE ORDERS    18
6.7PURCHASE ORDER CHANGES; CANCELLATIONS    18
6.8SHORTAGE OF SUPPLY    19
6.9DELIVERY    19
6.10STORAGE FEE    19
6.11PRICES AND ADJUSTMENTS    20
6.12INVOICES; PAYMENT    20
6.13TAXES    20
6.14CONTINUOUS IMPROVEMENTS    21
ARTICLE 7 QUALITY ASSURANCE    22
7.1QUALITY CONTROL    22
7.2QUALITY & TECHNICAL AGREEMENT    22
7.3DOCUMENTATION; BATCH RECORDS; RETENTION SAMPLES    22
7.4AMAG AUDITS RIGHTS    24
7.5REGULATORY AUTHORITY INSPECTIONS    24
7.6CUSTOMER REPRESENTATIVE    25
7.7CHANGE IN PRODUCT SPECIFICATIONS; MANUFACTURING PROCESS    25
7.8FAILED BATCH    25
7.9COMPLAINTS AND ADVERSE DRUG EXPERIENCES    27
7.10PRODUCT RECALLS    27
7.11WATER CONTENT SPECIFICATION    27
ARTICLE 8 WARRANTIES; COVENANTS; INDEMNIFICATION    28
8.1MUTUAL REPRESENTATIONS AND WARRANTIES    28
8.2AMAG’S REPRESENTATIONS, WARRANTIES AND COVENANTS    28
8.3PFIZER’S REPRESENTATIONS, WARRANTIES AND COVENANTS    29
8.4INDEMNIFICATION BY AMAG    30
8.5INDEMNIFICATION BY PFIZER    30
8.6CONDITIONS OF INDEMNIFICATION    31
8.7NO CONSEQUENTIAL DAMAGES    31
ARTICLE 9 INTELLECTUAL PROPERTY RIGHTS    31
9.1PFIZER INTELLECTUAL PROPERTY    31
9.2AMAG INTELLECTUAL PROPERTY    31

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Technical Transfer & Supply Agreement (signature version)

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ARTICLE 10 TERM AND TERMINATION    32
10.1TERM    32
10.2TERMINATION OF PROJECT    32
10.3GENERAL TERMINATION RIGHTS    33
10.4TERMINATION DUE TO REGULATORY CHANGES; MANUFACTURING ISSUES    33
10.5CONSEQUENCES OF TERMINATION    34
10.6ACCRUED OBLIGATIONS    35
10.7NONEXCLUSIVE RIGHTS AND REMEDIES    35
10.8SURVIVAL    35
ARTICLE 11 CONFIDENTIAL INFORMATION    36
11.1NONDISCLOSURE    36
11.2EXCEPTIONS TO DUTY OF NONDISCLOSURE    36
11.3PUBLIC ANNOUNCEMENTS    36
11.4INJUNCTIVE RELIEF    36
ARTICLE 12 MISCELLANEOUS    37
12.1FORCE MAJEURE AND FAILURE OF SUPPLIERS.    37
12.2NOTICES    37
12.3GOVERNING LAW    38
12.4ALTERNATIVE DISPUTE RESOLUTION    38
12.5ASSIGNMENT    38
12.6SEVERABILITY    39
12.7MODIFICATION OF AGREEMENT; WAIVER    39
12.8RELATIONSHIP OF THE PARTIES    39
12.9INSURANCE    39
12.10EXHIBITS    40
12.11BINDING EFFECT    40
12.12DEBARMENT WARRANTY    40
12.13COMPLIANCE WITH LAWS    41
12.14ENTIRE AGREEMENT    41
12.15CONSTRUCTION    41
12.16COUNTERPARTS    41

EXHIBIT 1.4I
EXHIBIT 1.26II
EXHIBIT 2.1III
EXHIBIT 3.2VIII
EXHIBIT 6.10    IX
EXHIBIT 7.1X

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Technical Transfer & Supply Agreement (signature version)

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EXHIBIT 12.4XI

Page iv

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

AMENDED AND RESTATED
TECHNICAL TRANSFER AND SUPPLY AGREEMENT
THIS AMENDED AND RESTATED TECHNICAL TRANSFER AND SUPPLY AGREEMENT (this “Agreement”) is made as of this 19th day of December, 2016 (the “Effective Date”) by and between AMAG Pharmaceuticals, Inc. (as successor in interest to Hologic, Inc. and K-V Pharmaceutical Company, via Lumara Health, Inc.) having a principal place of business at 1100 Winter Street, Waltham, Massachusetts 02451 (“AMAG”) and the Pfizer CentreOne group of Pfizer, Inc., (as successor in interest to the One 2 One group of Hospira Worldwide, Inc.) doing business at 275 North Field Drive, Lake Forest, Illinois, 60045, (U.S.A.) (“Pfizer”).
WITNESSETH:
WHEREAS, under a Development and Supply Agreement dated as of 17 September 2009 (“Original Agreement”) Pfizer has been manufacturing for AMAG […***…] dosage form of Hydroxyprogesterone Caproate Injection, filled and finished in a […***…] glass vial and sold under proprietary name, Makena™ ( formerly, Gestiva™);
WHEREAS, pursuant to a First Amendment Agreement signed by the parties effective as of 28 March 2014 (“First Amendment”), Pfizer formally accepted the assignment of the Original Agreement to K-V Pharmaceutical Company and agreed to perform certain development activities for and manufacture a […***…] form of the Makena product filled and finished in a […***…] glass vial and subject to certain other terms and conditions as set forth in the First Amendment;
WHEREAS, pursuant to a Second Amendment dated as of 13 April 2015 (“Second Amendment”), Pfizer acknowledged the assignment of the Original Agreement from K-V Pharmaceutical Company (via Lumara Health, Inc.) to AMAG and agreed to perform certain commercial stability studies on the […***…] form of the Product;
WHEREAS, the parties have since been engaged in negotiations on a draft of a third amendment (“Draft Third Amendment”) under which the parties have agreed to include in the Original Agreement commercial terms and conditions regarding prices, price revisions, minimum purchase obligations and other obligations;
WHEREAS, the parties have discussed the terms and conditions of a technical transfer program, under which Pfizer will transfer the manufacture of the Makena product from its […***…] facility to its higher-containment fill-and-finish facility in […***…]; and
WHEREAS, in view of the above, both parties have agreed to amend and restate in their entirety the Original Agreement, as amended by the First Amendment and the Second Amendment

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

in accordance with the terms and conditions as set forth below for the purposes set forth in these recitals.
AGREEMENT
NOW THEREFORE, in consideration of the mutual covenants and representations contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1
DEFINITIONS
Certain Defined Terms
As used in this Agreement:
1.1    “[…***…] Product” means the Drug in final dosage form, filled in a […***…] vial and if requested in writing by AMAG, shall include labeling and secondary packaging meeting the […***…] Product Specifications.
1.2    “[…***…] Product” means the Drug in final dosage form, filled in a […***…] vial and, if requested in writing by AMAG, shall include labeling and secondary packaging meeting the Product Specifications.
1.3    “Active Pharmaceutical Ingredient” or “API” means the active pharmaceutical ingredient of the Drug in bulk form that AMAG will provide to Pfizer for incorporation into the Products, as specified in the Statement of Work.
1.4    “Active Pharmaceutical Ingredient Specifications” means the detailed description and parameters of the API, as set forth on Exhibit 1.4.
1.5    “Adverse Drug Experience(s)” has the meaning as set forth in 21 CFR 310.305 or the substantial equivalent provisions of other Applicable Laws.
1.6    “Affiliate” means any corporation, firm, partnership or other legal entity, which directly or indirectly controls, is controlled by or is under common control with a party to this Agreement. A party will be deemed to “control” another entity if it (a) owns at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of such other entity, or (b) has the power by contract or otherwise to vote on or direct the management and policies of the entity.
1.7    “Applicable Law” means all laws applicable to the manufacture, processing, distribution, sale and use of the Product as may be amended and in effect from time to time, including the FD&C Act and all applicable federal, state and local laws and regulations, all applicable cGMP and all other applicable laws and regulations, of any other applicable jurisdiction.

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

1.8    “Business Day” means any day of the week which is not a Saturday, Sunday or legal holiday observed by the United States Federal Government and the State governments of Illinois, Massachusetts, Michigan or Kansas.
1.9    “Certificate of Analysis” means a document, signed by an authorized representative of Pfizer, describing the Product Specifications of and testing methods applied to the Product, and the results thereof. A Certificate of Analysis can also mean a document, signed by an authorized representative of AMAG, describing the API Specifications of and testing methods applied to the API, and the results thereof.
1.10    “Certificate of Compliance” means a document signed by an authorized representative of Pfizer attesting that a particular lot, batch or run was manufactured in accordance with cGMP, Applicable Law, and the Product Specifications. The Certificate of Compliance may be included within the Certificate of Analysis, or separately, if required by AMAG for regulatory purposes or Applicable Law.
1.11    “cGMP” means those principles and guidelines of good manufacturing practices as current Good Manufacturing Practices are defined in the FDA rules and regulations, including the United States regulations set forth at 21 CFR Parts 210-211, as appropriate and as the same may be amended from time to time, and the corresponding requirements of any other applicable jurisdiction.
1.12    “Commercial Year” means each period of twelve (12) consecutive calendar months during this Agreement beginning on January 1st and ending December 31st.
1.13    “Components” means the excipients, the vials and the component parts of the vials into which the Drug will be filled, and the labeling, packaging, ancillary goods, shipping materials and other items to be procured by Pfizer from various Components supplier(s) to manufacture the Products in accordance with the Product Specifications.
1.14    “Confidential Information” means any and all information disclosed hereunder in writing and identified as being confidential or, if disclosed orally, visually or through some other media, is identified as confidential at the time of disclosure and is summarized in writing within […***…] of such disclosure and identified as being confidential, except any portion thereof which:
(a)is known to the recipient at the time of the disclosure, as evidenced by its written records or other competent evidence;
(b)is disclosed to the recipient by a Third Party lawfully in possession of such information and not under an obligation of nondisclosure;
(c)is or becomes patented, published or otherwise part of the public domain through no fault of the recipient;

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

(d)is developed by or for the recipient independently of Confidential Information disclosed hereunder, as evidenced by the recipient’s written records or other competent evidence; or;
(e)is required by law to be disclosed by the recipient, provided, however, that the recipient gives the other party hereto prompt notice of such legal requirement such that such other party shall have the opportunity to apply for confidential treatment of such Confidential Information.
1.15    “Drug” means the human pharmaceutical compound, Hydroxyprogesterone Caproate.
1.16    “Drug Master File” or “DMF” as used in Section 4.3, means the drug master file (as such term is defined in 21 C.F.R. Part 314.420) that may be used to provide confidential, detailed information about facilities, processes, or articles used in the manufacturing, processing, packaging, and storing of drug products intended for human use.
1.17    “Facility” means Pfizer's pharmaceutical manufacturing plant at […***…], or its manufacturing plant in […***…], as the case may be.
1.18    “FDA” means the United States Food and Drug Administration or any successor entity thereto.
1.19    “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act (21 U.S.C. 301), as amended from time to time.
1.20    “Intellectual Property” or “IP” means all inventions, formulations, processes, works of authorship, and any and all rights under U.S. and/or foreign patents, trade secrets, know-how, copyrights, trademarks and other industrial or intangible property rights of a similar nature and moral rights; all rights pursuant to grants and/or registrations worldwide in connection with the foregoing and all other rights with respect thereto; all rights under applications for any such grant or registration, all rights of priority under international conventions to make such applications and the right to control their prosecution, and all rights under amendments, continuations, divisions and continuations-in-part of such application; and all rights under corrections, reissues, patents of addition, extensions and renewals of any such grant, registration and/or right.
1.21    “Manufacturing Process” means any and all processes (or any step in any process) that is provided to Pfizer by AMAG and that will be used to manufacture the Products, as evidenced in the batch documentation and/or development reports.
1.22    “Master Batch Record” shall mean the document that defines the manufacturing methods, materials, and other procedures, directions and controls associated with the manufacture and testing of the Products, which may be amended in writing from time to time by mutual agreement of the parties.

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

1.23    “MSDS” means the Material Safety Data Sheet for the Products or the API containing such information as may be required by applicable government agencies.
1.24    “Product” means, individually, either the […***…] Product or the […***…] Product, as the context may require or collectively, the […***…] and the […***…] Products.
1.25    “Product Specifications” means those product, labeling and performance specifications for the Products filed with the relevant Regulatory Authority, including Product formulae, labeling, and materials required for the manufacture of the Product that is to be purchased and supplied under this Agreement, as such are set forth on Exhibit 1.25, which specifications may be amended by the parties from time to time in accordance with this Agreement.
1.26    “Quality & Technical Agreement” means the quality agreement, negotiated and signed by authorized representatives of the parties, that governs the essential quality obligations of them in the manufacture, testing and release of the Products hereunder. The Quality & Technical Agreement may be amended or revised from time to time by the mutual written agreement of the parties.
1.27    “Regulatory Approval” means the approval (including any supplements, amendments, pre- and post-marketing approvals), and pricing and reimbursement approvals, licenses, registrations or authorizations of any relevant Regulatory Authority, including the FDA, necessary for the manufacture, distribution, sale or use of the Product in the Territory.
1.28    “Regulatory Authority” means any federal, state or local or other regulatory agency, department, bureau or other governmental entity (including the FDA), which is responsible for issuing approvals, licenses, registrations or authorizations necessary for the manufacture, import, sale and use of the Product in the Territory.
1.29    “Specially Regulated Waste” means any hazardous waste, as defined by 40 CFR 261 et seq., requiring specified treatment and disposal by rules promulgated under federal, state or other relevant laws intended to address such types of waste materials that arise from the manufacture of the Product.
1.30    “Term” means, individually the Initial Term of this Agreement, or collectively the Initial Term and any Renewal Term, as those defined terms are used herein.
1.31    “Territory” means the United States of America, including the District of Columbia, the Commonwealth of Puerto Rico, all territories and possessions of the United States of America, United States military bases, and any other location over which the FDA has jurisdiction to regulate medicinal products intended for human use.
1.32    “Third Party” means any party other than Pfizer or AMAG and their respective Affiliates.

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

1.33    “Waste” means all rejects, improper goods, garbage, refuse, remainder, residue, waste water or other discarded material, including solid, liquid, semisolid, or contained gaseous material that arises from the manufacture of the Product, including rejected, excess or unsuitable materials, API and Products. The term Waste does not include any Specially Regulated Waste.
1.34    “Water Content Specification” means the following specification of the Product Specifications: NMT 0.20% w/w.
ARTICLE 2
PROJECT OVERVIEW
2.1    General Principles
The parties hereby undertake to plan and execute a technical transfer project (“Project”) to transfer the manufacture of the Product from the […***…] Facility to the […***…] Facility. The Project will include the activities and applicable timelines that are set forth on Exhibit 2.1 (“Statement of Work”). The parties will make all reasonable efforts to finalize the Statement of Work as soon as possible to enable the technical transfer activities to commence prior to the end of the […***…], with an anticipated finish date to occur no later than the […***…].
2.2    Commercially Reasonable Efforts
Each party shall use all commercially reasonable efforts successfully to complete the Project. However, the parties acknowledge and agree that neither of them can guarantee that the Project will be successful, nor warrants that a marketable product will result from the Project.
ARTICLE 3
SERVICE FEES; SCOPE CHANGES; PROJECT MANAGEMENT
3.1    Transfer Fees
AMAG shall pay Pfizer a […***…] technical transfer fee (the “Transfer Fee”) for its work under the Project in accordance with the payment schedule set forth in Exhibit 2.1.
3.2    Stability Studies
As outlined in the Statement of Work, Pfizer will prepare pre-market and market-life stability batches of Products and perform stability studies (“Stability Work”). The essential obligations of the parties regarding Stability Work and the charges therefor are set forth on Exhibit 3.2.
3.3    Changes in Project Scope
(a)    Changes; Proposal In the event (i) AMAG requests that changes be made to any material aspect of the Project or the Product Specifications, or (ii) technical difficulties require

Technical Transfer & Supply Agreement (signature version)

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that Pfizer perform either additional work or repeat work, and such additional work is required not because of Pfizer’s fault or negligence, or (iii) the parties mutually agree to conduct additional work related to the subject matter of this Agreement, Pfizer shall provide AMAG with terms and conditions of any such additional, repeat or new work, including the scope of work, pricing, timeframes and responsibilities in a proposal to be mutually agreed upon in writing and signed by both parties (each, a “Proposal”). Pfizer’s pricing will reflect professional service fees quoted at a rate of […***…]. Each Proposal shall reference this Agreement, shall be implemented as a change order, a statement of work or an amendment to this Agreement and the terms and conditions of this Agreement shall govern and control any and all such additional, repeat or new work; provided, however, that if any provision of any Proposal conflicts with this Agreement, the terms of this Agreement shall prevail with respect to all terms except pricing terms.
(b)    Expansion of Territory. AMAG shall give Pfizer reasonable prior notice in the event that it desires to pursue marketing and sales activities for the Product in countries or geographic regions outside of the Territory. The parties will then determine the preparatory work that may be required (if any) and upon agreement, Pfizer shall provide AMAG with all necessary additional technical/developmental and regulatory support, including, for example, regulatory support for AMAG’s supplemental regulatory filings, packaging and product development, labeling, and relevant Regulatory Authority inspections. Any additional technical/developmental and regulatory support for such other countries or geographic regions may be considered a change in Project scope and the Parties will agree to the reasonable incremental costs of such additional support in accordance with Section 3.3(a). Any additional pre-approval inspections of the Facility that may be required by relevant Regulatory Authorities as a result shall be reimbursed in accordance with Section 7.5(b).
(c)    Assignment Fee. In the event that AMAG assigns or otherwise transfers substantially all of its rights and obligations under this Agreement to a Third party pursuant to Section 12.5, either to a commercial licensing partner or an acquirer of AMAG’s business, then in each case, Pfizer will be entitled to charge AMAG an assignment fee up to an amount […***…] to cover the anticipated expenses it will incur as a result of the assignment.
3.4    Steering Committee; Project Manager
(a)    Steering Committee. Pfizer and AMAG will jointly constitute a team (“Steering Committee”) comprised of not less than two (2) members from each party (or such number as the parties mutually agree).  The Steering Committee will meet not less than twice annually to address any relevant issue a party wishes to call to the attention of the Steering Committee, to review past performance on mutually agreed upon metrics, discuss future partnership objectives, and to oversee the relationship between AMAG and Pfizer. The Steering Committee will be considered as a working committee that will have as its goal the prompt and mutually agreeable resolution of any financial, technical or quality issues that may arise in order to advance and preserve a harmonious relationship established by and between Pfizer and AMAG. Either party may change its representatives on the Steering Committee at any time by written notice to the other party.

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

(b)    Project Team; Project Manager. Promptly upon execution of this Agreement, Pfizer and AMAG shall each designate such of their respective employees from product development, quality assurance, manufacturing, and project management to form a team (“Project Team”) to direct the activities to be carried out under the Statement of Work. Each party shall also designate one of its employees to act as its project manager (each, a “Project Manager”), who will be primarily responsible for communicating all instructions and information concerning the Project to the members of the Project Team. The Project Team and/or the Project Managers shall consult periodically during the performance of the Services, through face-to-face meetings, telephone conferences and/or videoconferences, at times to be mutually agreed upon by the Project Managers. Each party may appoint a substitute or replacement Project Manager or a member(s) of the Project Team in the absence of its original Project Manager or original member(s) of the Project Team by notifying the other party in writing of such substitution or replacement. Neither the Project Managers nor the Project Team shall have the right to modify, amend or waive any provision of this Agreement.
3.5    Technical Transfer Supplies
Based on AMAG’s final Product formulations, concentration and fill volume and the parties’ agreement to the final Product Specifications, Pfizer will manufacture the Products as engineering batches and stability batches (“Transfer Supplies”) at the prices set forth in the Statement of Work. The parties acknowledge that Transfer Supplies may include products utilized for technical transfer purposes only (e.g., in engineering runs, or to be used as stability testing materials), which are not intended for commercial sale in the market, except as otherwise permitted by Applicable Law. In accordance with a schedule to be mutually agreed by the parties, AMAG shall issue its purchase order(s) for such Transfer Supplies at least […***…] before any requested delivery date. For the sake of clarity, all relevant provisions of Articles 5, 7, 8 and 9 shall apply to the manufacture and delivery of the Transfer Supplies.
ARTICLE 4
REGULATORY SUBMISSIONS; APPROVALS
4.1    Regulatory Assistance
Except as otherwise provided herein, AMAG will be solely responsible for obtaining and maintaining any Regulatory Approvals, licences, registrations or authorizations of any relevant Regulatory Authority required for the manufacture, distribution, sale and use of the Product in the Territory.
(a)General Review. In consideration of the Transfer Fees that AMAG will pay under the Statement of Work, upon AMAG’s request, Pfizer will review those portions of AMAG’s proposed regulatory submissions as relate to Pfizer’s manufacturing, packaging and quality control, quality assurance, facilities, personnel, procedures and organization before the submissions are filed with relevant Regulatory Authorities. Pfizer will use its commercially reasonable efforts to complete

Technical Transfer & Supply Agreement (signature version)

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its review of AMAG’s submissions as soon as possible, but no later than […***…] after receipt and will promptly inform AMAG of any anticipated delays.
(b)Responses to Regulatory Authorities. At AMAG’s request, Pfizer shall consult with and advise AMAG in responding to questions from the FDA regarding AMAG’s regulatory submission for the Product, provided, however, that AMAG shall have the final control over such submissions. In the event that the FDA or other Regulatory Authority responds to AMAG’s regulatory submission that requires a response (including, for example, a technical response to an FDA finding of a deficiency, should one arise) and AMAG requests Pfizer’s review and consultation on such matter which is beyond the scope of the development services to be provided as set forth in the Statement of Work, Pfizer shall provide AMAG with cost estimates (based on a professional services rate quoted at […***…] for any such additional review and consultation. If AMAG approves such costs in writing, AMAG shall reimburse Pfizer for such approved costs upon completion of the work and within […***…] of receipt of Pfizer’s invoice.
4.2    Facility Approvals
Pfizer will secure and maintain in good order, at its sole cost and expense, such current governmental registrations, licences and permits as are required by Regulatory Authorities in order for Pfizer to perform all of its obligations under this Agreement and to manufacture the Products at the Facility.
4.3    Access to Drug Master Files
Pfizer will grant AMAG reference rights to all Drug Master Files necessary to support AMAG’s regulatory filings for the Product. To affect this, Pfizer will execute certain letters of authorization, which will be delivered to the appropriate Regulatory Authorities to permit them to consult Pfizer’s DMFs in their review of AMAG’s Product regulatory submissions. Pfizer will send copies of such authorization letters to AMAG. Pfizer will update its DMFs annually and will inform AMAG prior to making any modifications thereto in order to permit AMAG to amend or supplement any affected regulatory submissions and filings for Product.
4.4    User Fees
AMAG will pay any Regulatory Authority user fees which may become payable for the Product.
4.5    Ownership of Regulatory Approvals
The parties agree that AMAG will be the sole and exclusive owner of all right, title and interest in and to all Regulatory Approvals related to the API and Product and any submissions for such Regulatory Approvals. Pfizer will reasonably assist AMAG in the preparation of all documents necessary to affect AMAG’s rights in such Regulatory Approval applications and submissions. AMAG will provide to Pfizer for its files a final copy of the CMC section of any such applications

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

and/or submissions for Regulatory Approval. Except as provided in Sections 3.3(a) and 7.5(b), […***…].
ARTICLE 5
PRODUCT MANUFACTURING
5.1    Purchase and Sale of Products
Pursuant to the terms and conditions of this Agreement and during the Term (subject to the successful completion of the Project), Pfizer shall manufacture, sell and deliver Product to AMAG, and AMAG shall purchase and take delivery of no less than […***…].
5.2    Manufacturing Standards; Changes
(a)    Product Specifications. The Product Specifications are set forth on Exhibit 1.25. The Product Specifications may be modified from time to time in accordance with the provisions of Section 5.2(b) and Section 7.7.
(b)    Changes. Pfizer will manufacture the Product in accordance with the Specifications, cGMP and all Applicable Laws, as then in effect. The parties agree that if AMAG wishes to amend any aspect of its Manufacturing Process or the Product Specifications (“Discretionary Changes”), AMAG will provide written notice thereof to Pfizer for Pfizer’s review and approval, which approval Pfizer will not unreasonably withhold. Furthermore, each party will promptly notify the other of any new instructions or changes to the Product Specifications that are required by any Regulatory Authority, change in Applicable Laws or other regulatory requirements, or by medical concerns related to the toxicity, safety and/or efficacy of the Products (“Required Changes”). The parties will confer with respect to the best means to comply with such instructions or change requirements; provided, however, that Pfizer will comply with any reasonable instructions issued by AMAG with respect to implementing any Required Changes. An analytical improvement will be considered to be a Discretionary Change unless requested or required by a Regulatory Authority, in which case such improvement will be considered a Required Change. All Discretionary or Required Changes will be implemented in accordance with the change control provisions of the Quality & Technical Agreement.
(c)    Costs of Changes. Except as may otherwise be agreed in the Statement of Work, Pfizer will be responsible for any and all costs with respect to Required Changes that are required to bring its manufacturing operations into compliance with Applicable Laws, and AMAG will be responsible for any and all other costs related to Required Changes affecting the Product. Any Discretionary Changes to the Product Specifications or the Manufacturing Process initiated by either party will be agreed to by the parties, including which party or parties will be responsible for the funding of such Discretionary Changes.
5.3    Pre-Transfer Approval Manufacture

Technical Transfer & Supply Agreement (signature version)

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Pfizer agrees to manufacture and supply those quantities of Product requested in firm Purchase Orders issued by AMAG that are necessary to validate Pfizer’s […***…] Facility, obtain Regulatory Approval(s) and build AMAG’s inventory in anticipation of supplying Products from the […***…] Facility (“Validation Batches”). The parties acknowledge that as Validation Batches may be sold as commercial products in accordance with Applicable Law, AMAG will pay for such Validation Batches at the commercial prices set forth in Section 6.11(a) and in accordance with the terms and conditions of this Agreement, irrespective of whether the Products ultimately receive all necessary Regulatory Approval unless the failure to receive Regulatory Approval is due the negligence or willful misconduct of Pfizer.
5.4    Active Pharmaceutical Ingredient
(a)    API Supply. Unless otherwise provided in the Project Statement of Work or this Agreement, the following provisions will apply to supplies of API by AMAG to Pfizer.
(i)    AMAG API Supply. Pfizer will manufacture the Product for AMAG from API that AMAG shall supply to Pfizer […***…]. AMAG will supply API to Pfizer in quantities sufficient to satisfy Pfizer’s gross manufacturing requirements of the Product on lead times discussed and agreed by the Project Managers, but in no event later than […***…] prior to the scheduled start of manufacture. Pfizer will use the API received from AMAG only for the technical transfer or activities contemplated by this Agreement and the manufacture of Product for AMAG. AMAG will deliver the API, […***…], the relevant Facility pursuant to […***…] purchase orders that Pfizer issues to AMAG.
(ii)    API Documentation; Samples. With each delivery of API, AMAG will include a Certificate of Analysis, signed by an authorized individual of AMAG (or its designated API supplier) containing basic information regarding the API, including (A) the manufacturing date of the batch/lot delivered, (B) the batch/lot number, and (C) the quantity of API in such batch/lot as shipped to Pfizer. AMAG will also supply a separate sample (“tailgate” sample; “satellite” sample) for each container of API supplied.
(iii)    Incoming Testing. Within […***…] of Pfizer’s receipt of any API supplied by AMAG, Pfizer will (A) perform an identification test on the API and confirm the shipment quantity, (B) perform any other tests mutually agreed upon in writing, and (C) notify AMAG of any inaccuracies with respect to quantity or of any claim that any portion of the shipment fails the identification or other test. In the event Pfizer notifies AMAG of any deficiency in the quantity or quality of API received, AMAG will promptly ship to Pfizer, […***…], the quantity of API necessary to complete the API shipment. In the event Pfizer notifies AMAG that the API shipment does not conform to the Active Pharmaceutical Ingredient Specifications, AMAG will have the right to confirm such findings at the Facility.
(iv)    API Dispute Resolution. If AMAG determines that such shipment of API conforms to the API Specifications, the parties will submit samples of such shipment to a mutually acceptable independent laboratory for testing. If such independent laboratory determines that the

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

shipment conforms to the API Specifications, Pfizer will bear […***…] expenses of shipping and testing such shipment samples. If AMAG or such independent laboratory confirms that such shipment does not meet the API Specifications, AMAG will replace, […***…] to Pfizer, the portion of the API shipment which does not conform to the API Specifications and bear […***…] expenses of shipping and testing the shipment samples. Pfizer will dispose of any nonconforming portion of any API shipment as directed by AMAG, at AMAG’s expense.
(b)    Title. Notwithstanding the DDP shipping terms of Section 5.4(a)(i), AMAG will retain title to the API while it is in the Pfizer facility. Pfizer will assume responsibility for the safekeeping, storage, handling and risk of loss for all shipments of API delivered hereunder and accepted by Pfizer, subject to the limitation in Section 5.4(c). Subject to AMAG’s ability to supply, Pfizer agrees to hold in storage […***…] at the […***…] Facility a stock of API sufficient to meet Pfizer’s manufacturing obligations of the Product for Purchase Orders placed by AMAG within the Firm Order Period. Notwithstanding the foregoing, the parties may agree to different amounts of API stock to be held at the […***…] Facility during the remainder of the time that Product will be manufactured at the […***…] Facility.
(c)    Loss and Replacement of API. In the event of loss or damage of any API delivered hereunder or the failure of Product to meet Product Specifications, AMAG will supply to Pfizer replacement API according to the terms set forth in Section 5.4(a), except as otherwise provided herein. If the replacement of such API results from the negligent acts or omissions by Pfizer in the manufacture, handling or storage of Product or API, AMAG will supply to Pfizer replacement API and Pfizer will be responsible for […***…].
(d)    Maximum Liability. Notwithstanding any of the foregoing, in no event shall Pfizer's aggregate liability for the replacement of API exceed […***…]. This Section 5.4(d) states AMAG's sole remedy, and Pfizer's sole liability, for any loss, damage, or misuse of API. The parties acknowledge that these limitations will apply to standard batch sizes manufactured for commercial sale and that the limitations will be reduced on a pro rata basis for batches of Transfer Supplies that are manufactured on a materially smaller scale.
5.5    Facility; Dedicated Equipment
(a)    Facilities and Equipment. Except as provided below, Pfizer will provide, […***…], all facilities, equipment, machinery, and materials to manufacture the Product in accordance with the Product Specifications, and the professional and other labor necessary for the successful performance of its obligations hereunder.
(b)    Dedicated Equipment. At present, the parties do not anticipate the need for any specialized equipment to manufacture the Product in accordance with cGMP and the Specifications. However, if in the future such need arises, Pfizer will advise AMAG of any specialized or dedicated equipment (“Dedicated Equipment”) that is required and the estimated costs associated with the purchase, installation and validation of the Dedicated Equipment. Pfizer will pay the cost of the Dedicated Equipment, subject to AMAG’s prior written approval of such costs, which approval will not be unreasonably withheld or conditioned. Upon such approval, Pfizer will then purchase, install and validate the equipment and bill AMAG for the associated costs. AMAG will make payment to Pfizer no later than […***…] after receipt of Pfizer’s invoice. Title to the Dedicated Equipment shall be and remain in AMAG’s name. Pfizer shall (and shall cause its Affiliates to) (i) label the

Technical Transfer & Supply Agreement (signature version)

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Dedicated Equipment as the property of AMAG, (ii) use the Dedicated Equipment solely for the manufacture of the Product for and on behalf of AMAG, (iii) keep the Dedicated Equipment free of liens, claims and encumbrances, (iv) operate the Dedicated Equipment in accordance with the manufacturer’s instructions, and (v) maintain the Dedicated Equipment in good working condition and in compliance with cGMP and Applicable Laws. Upon the expiry or earlier termination of this Agreement, Pfizer will return or otherwise dispose of Dedicated Equipment in accordance with Section 10.5(b).
5.6    Components; Materials
Unless otherwise agreed, Pfizer will be responsible for the procurement and qualification of the Components and other raw materials required for the manufacture of the Product. Pfizer will procure all of the Components from suppliers that have been approved and qualified by Pfizer in accordance with Pfizer’s internal vendor qualification and approval processes. The parties understand and agree that AMAG will have reviewed and approved the Components and Component suppliers listed in the Product Specifications. Under no circumstances will Pfizer have any liability to AMAG, nor will Pfizer be deemed to be in breach of this Agreement, if Pfizer is unable to supply the Product to AMAG due to a failure of such suppliers to provide such Components to Pfizer; provided, however, that Pfizer has used commercially reasonable efforts to obtain the relevant Components from approved Component suppliers in accordance with AMAG’s Rolling Forecast and Purchase Orders during the Firm Order Period.
5.7    Product Labeling
(a)    Labeling. Pfizer shall label the Product in accordance with the Product Specifications using content provided by AMAG. AMAG shall control the content and type of all labeling and packaging (and any changes or supplements thereto) for the Product and shall have the responsibility, […***…], for (i) ensuring such content is compliant with the Regulatory Approval and all Applicable Law, and (ii) any changes or supplements to such content, including the expense of securing any approvals required by any applicable Regulatory Authority for any such changes or supplements. Pfizer shall be responsible for obtaining such labels (and any changes or supplements thereto) in accordance with content specified by AMAG.
(b)    Labeling Changes. Should AMAG request or be required to make any modifications to Product labeling and packaging, it shall submit a written change order to Pfizer containing the requested or required modifications, together with any documentation specifying the content of the new labeling and packaging, including all necessary photo-ready art (or its substantial equivalent). Pfizer shall promptly provide AMAG with a statement of charges for the work to be performed, reflecting professional service fees quoted at a rate of […***…] and its estimated timeline for implementing the changes. Upon written approval by AMAG, which approval shall not be unreasonably withheld, Pfizer will perform all requested or required labeling and packaging work. AMAG shall pay Pfizer for the work performed, in addition to reimbursing Pfizer for the cost of any existing labeling and packaging that has become obsolete as a result of such changes; provided, however, that obsolescence charges do not exceed the amount of labels reasonably required by

Technical Transfer & Supply Agreement (signature version)

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Pfizer based on the first […***…] of the most recent […***…] rolling forecast provided under Section 6.2 or such other amount as mutually agreed upon in writing.
(c)    Bulk Product Supply. As may be specified by AMAG in AMAG’s Purchase Orders from time to time, Pfizer will label and package quantities of the Products as unlabeled “Brite Stock” for bulk shipment to AMAG or its designated agent, in accordance with the provisions set forth in the Quality & Technical Agreement.
5.8    Product Testing and Release
(a)    Test Methods. Upon completion of manufacture, Pfizer will test each batch of Products for conformance with the Product Specifications and cGMP in accordance with agreed-upon quality control test methods set forth on Exhibit 7.1, the Quality & Technical Agreement or as otherwise requested by AMAG.
(b)    Documentation. After Pfizer has carried out and reviewed all testing in accordance with its quality control processes, procedures and other agreed test methods, Pfizer will provide AMAG with a Certificate of Analysis (and a Certificate of Compliance, if so required) confirming that the batch was manufactured in conformity with the applicable Product Specifications. Pfizer will also provide copies of batch records and all other documents and records as required by the Quality & Technical Agreement, as well as such samples of the batch as AMAG may reasonably request. AMAG will review all of the documentation and discuss its observations, if any, with Pfizer. Once all observations are resolved, and AMAG has reviewed and approved all of the documentation provided by Pfizer, AMAG will approve the batch by providing to Pfizer its authorization to release the batch for delivery (“Release Authorization”). Pfizer will then make the batch available to AMAG at the Facility.
(c)    Inspection; Rejection. AMAG shall inspect, perform its quality assurance tests, and accept or reject, the corresponding batch as conforming or non-conforming with the Product Specifications no later than […***…] from the date of AMAG’s receipt of all documents and records required by the Quality & Technical Agreement (and if, applicable, batch samples). If AMAG rejects the batch as being non-conforming, it shall promptly notify Pfizer. If, as a result of further review and testing, Pfizer determines that the batch does conform to the Product Specifications or is otherwise not defective, the parties shall submit samples of such batch to a mutually acceptable independent laboratory for testing, in accordance with Section 5.8(f).
(d)    Deemed Acceptance. Any Product that AMAG does not reject within the […***…] time period will be deemed accepted, and all claims with respect to Product not conforming with the Product Specifications will be deemed to have been waived by AMAG, except as to latent defects, as that term is defined in Section 5.8(h).
(e)    Product Quantity. If the quantity of Products produced in any batch manufactured and proffered for delivery to AMAG is materially less than the quantity specified in the applicable AMAG Purchase Order, then the parties will meet to discuss in good faith and agree to one or more remedies to resolve the shortage in a fair and equitable manner. For purposes of clarity, “materially less” shall mean a batch of Products with an abnormally high number of units either rejected or set aside at Pfizer’s determination for sampling, stability or for other reasons outside of the ordinary course of manufacturing and based on historic experience at the […***…] Facility.

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

(f)    Disputes Regarding Non-Conformity; Independent Testing. Where the parties have submitted batch samples to an independent laboratory for conformance testing, if such laboratory determines that the batch conformed to the Product Specifications, AMAG shall bear all expenses of shipping and testing such batch samples. If such laboratory confirms that such shipment did not meet the Product Specifications, Pfizer shall replace, […***…], that portion of the batch which does not conform to the Product Specifications, and shall bear […***…] expenses of shipping and testing the batch samples. Any nonconforming portion of any batch shall be disposed of as directed by AMAG, at Pfizer’s expense. The independent laboratory’s results will be in writing and will be final and binding, save for manifest error on the face of its report. Pfizer will furnish the independent laboratory with such instructions regarding the storage, handling and potential hazards of any Product as are provided to or developed by Pfizer by or on behalf of AMAG.
(g)    Replacement; Disposition of Rejected Product. Pfizer shall use all reasonable efforts to replace, […***…], that portion of the batch which does not conform to the Product Specifications as soon as possible, given manufacturing capacities and scheduling at the Facility; provided, however, that AMAG provides sufficient replacement API to Pfizer in accordance with the provisions of Section 5.4(c). Pfizer shall dispose of any rejected Products at its own cost and expense.
(h)    Latent Defects. Notwithstanding the acceptance provisions of Section 5.8(c) and Section 5.8(d), AMAG will have the right to reject any batch of Products that are subsequently found to be non-conforming due to latent defects. For purposes of this Section 5.8(h), “latent defects” are any defects in the Product which are not discoverable using ordinary diligence and reasonable care in applying the quality control and test methods specified in the Quality & Technical Agreement, render the Product not conforming to Product Specifications and are solely caused by Pfizer. The parties will consult to confirm the cause of the latent defects. If the parties do not agree as to whether the Product is non-conforming, they will submit samples of such Product for independent testing in accordance with Section 5.8(f). If it is confirmed that the cause of the latent defect is attributable to Pfizer, then Pfizer will replace […***…] all such latently defective Products with Products that meet the Product Specifications, subject to the provisions of Section 5.4(c) and the limitations of Section 5.4(d). All other relevant provisions of this Section 5.8 will apply to the inspection, testing and release of such replacement Products.
5.9    Waste
Pfizer will be responsible for the removal and disposal of all Waste resulting from Pfizer’s manufacturing of the Product, consistent with the Product’s MSDS; […***…]. Pfizer will ensure that Specially Regulated Waste is disposed only at approved sites and through waste management handlers that have been approved in writing by AMAG. Pfizer will document the disposal and destruction of Specially Regulated Waste in writing and provide copies of the written documentation to an authorized representative of AMAG. AMAG will have the right, but not the obligation, to witness the actual disposal of Specially Regulated Waste. AMAG will provide the MSDS for the API and the MSDS for the Product to Pfizer at Pfizer’s written request.
5.10    Miscellaneous

Technical Transfer & Supply Agreement (signature version)

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(a)    Process Rework. Pfizer will not rework or reprocess a Product unless authorized in advance by AMAG in writing and there is a validated process for such rework or reprocessing of Product. Re-inspection does not constitute rework or reprocessing. Process rework that may become necessary as a result of AMAG’s changes will be billed separately at a reasonable fee to be mutually agreed between the parties in writing.
(b)    Sub-Lots. Should AMAG desire Pfizer to split a manufacturing lot of Product into two (2) or more sub-lots during packaging, Pfizer will charge a split fee of […***…] for each sub-lot packaged.
ARTICLE 6
FORECASTS; ORDERS; DELIVERY; INVOICING
6.1    […***…] Product Supply Forecast
For capacity planning purposes, by […***…] of each Commercial Year AMAG will provide Pfizer with a non-binding, written forecast of its estimated annual requirements of the Product during each of the next […***…] (“Annual Forecast”).
6.2    Rolling Forecast
During each calendar quarter thereafter, AMAG will provide to Pfizer a good faith, estimated rolling forecast of the quantity of Products that AMAG expects to order for the coming […***…] period of time (each, a “Rolling Forecast”). The first […***…] of each Rolling Forecast shall be considered a binding commitment upon AMAG to purchase quantities described therein and a binding commitment upon Pfizer to produce and deliver such quantities on the delivery dates described therein (“Firm Order Period”). The last […***…] of each Rolling Forecast shall be non-binding upon the Parties.
6.3    Purchase Orders
AMAG shall submit each order for Product (“Purchase Order”) to Pfizer at least […***…] prior to AMAG’s requested delivery date. Pfizer shall use its commercially reasonable efforts to meet the delivery dates set forth in each Purchase Orders. All Purchase Orders shall reference this Agreement and shall be governed exclusively by the terms contained herein. AMAG shall set forth in each Purchase Order (a) the quantity of Product ordered, (b) the amount of API required to fill the Purchase Order, (c) the specified delivery date and delivery instructions, and (d) the price to be paid for the Product.
6.4    Purchase Order Acceptance
Pfizer will confirm each Purchase Order issued in accordance with Section 6.3 […***…] after receipt and shall confirm in writing to AMAG its acceptance of the Purchase Order, the delivery date(s), the quantity of Products ordered and the purchase price to be paid by AMAG.

Technical Transfer & Supply Agreement (signature version)

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6.5    Excess Quantities
Pfizer will accept all Purchase Orders specifying quantities of Product up to […***…] in excess of the quantities listed in the corresponding Firm Order Period. Pfizer will not be obligated to supply quantities of Product over and above such […***…] excess amount (“Non-Binding Excess”) but will use commercially reasonable efforts to manufacture and deliver to AMAG all or part of the Non-Binding Excess as soon as reasonably practicable.
6.6    Format of Forecasts and Purchase Orders
AMAG will submit each Rolling Forecast and all Purchase Orders electronically in spreadsheet form and will specify the quantities of Products in units and the Pfizer product number (list number/inventory number).
6.7    Purchase Order Changes; Cancellations
(a)    Changes. If AMAG requests that changes be made to any of its Purchase Orders within the Firm Order period, Pfizer will attempt to accommodate such changes within reasonable manufacturing capabilities and efficiencies. If Pfizer can accommodate such changes, Pfizer will advise AMAG of any costs associated therewith. If AMAG indicates in writing to Pfizer that it should proceed to make the changes, AMAG will be deemed to have accepted the obligation to pay Pfizer for such costs. If Pfizer cannot accommodate such change, AMAG will nonetheless be bound to its original Purchase Orders.
(b)    Cancellations. If AMAG cancels any Purchase Order […***…], Pfizer will be relieved of its manufacturing obligations relating to such order but AMAG will not be relieved of its payment obligation unless Pfizer agrees to waive such obligation in writing. Furthermore, if AMAG does not supply sufficient API (without providing appropriate notification to Pfizer and allowing for a period for both companies to evaluate the impact of such delay in API delivery) to allow Pfizer to fulfill any Purchase Order or acts improperly in any other manner effectively to prevent Pfizer’s ability to perform, such action shall be deemed a cancellation and AMAG will remain liable for the full amount of the Purchase Order, regardless of whether Pfizer manufactures the Product or whether AMAG takes delivery of the Product.
6.8    Shortage of Supply
Shortage of Supply. In the event that Pfizer is unable to manufacture the Product in accordance with AMAG’s Purchase Orders, Pfizer shall notify AMAG as soon as possible. If the inability is not (a) caused by an event of force majeure, (b) attributable in whole or in part to AMAG's acts or omissions or breach of its obligations under this Agreement, or (c) attributable in whole or in part to Pfizer’s Component suppliers’ acts or omissions, then Pfizer shall be solely responsible for undertaking all commercially reasonable measures to minimize any possible shortage of Product to AMAG as a result of its manufacturing issues. If Pfizer cannot undertake such measures promptly, then either party may request that the Project Managers convene a meeting to discuss possible

Technical Transfer & Supply Agreement (signature version)

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remedial action, which may include a reduction in AMAG’s Minimum Purchase Requirements for the applicable Commercial Year.
6.9    Delivery
Pfizer will deliver the Product to AMAG […***…] (Incoterms 2010), the relevant Facility. […***…]. Pfizer will not deliver any Product to AMAG until (a) Pfizer has released such Product pursuant to the Specifications and the terms of the Quality & Technical Agreement, and (b) AMAG has issued to Pfizer its Release Authorization. […***…]. For any shipments outside of the United States, AMAG will be the exporter of record; provided, however, that Pfizer will assist AMAG, […***…], in the preparation of any required export documentation. AMAG will be responsible for all shipping validation and transportation quality control. Should AMAG request or require Pfizer to include electronic temperature monitoring devices (“Loggers”) with any shipping cartons of the Product, it will comply with Pfizer’s policies on the use of and responsibilities for Loggers set forth on Exhibit 6.9.
6.10    Storage Fee
(a)    Commercial Products. AMAG will use its commercially reasonable efforts to take delivery of all Products from the Facility no later than […***…] after the date of insurance of its Release Authorization. If AMAG anticipates that it will not be able to meet the delivery date, it will notify Pfizer promptly that Pfizer should store the Products at the Facility on an interim basis and indicate a date certain on which it will take delivery. Pfizer will have the right to charge AMAG a storage fee of […***…] during this interim period. […***…].
(b)    Storage of Transfer Supplies. Product generated from any engineering, registration or process validation or verification batched will be stored […***…] at Pfizer’s […***…] Facility at controlled room temperature until FDA has granted Regulatory Approval for the manufacture of the Products at that site.
6.11    Prices and Adjustments
(a)    Pricing. Effective as of […***…], Pfizer shall invoice AMAG for the Products it delivers to AMAG at the Price(s) as set forth in the table below. Each invoice shall reference the Price(s) in effect on the date of Pfizer’s invoice. All pricing is firm through […***…].

Product	Size	Price Per Unit ($)	Quote #
Makena	[…***…]	[…***…]	10248
Makena	[…***…]	[…***…]	10249
Makena	[…***…]	[…***…]	10250
Makena	[…***…]	[…***…]	10251
(b)    […***…]

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

(c)    […***…]
(d)    Comprehensive Pricing. For the avoidance of doubt, the Product pricing includes all finished and bulk packaging supplies (i.e., labeling, packaging shipping and bulk shipping cases and pallets).
6.12    Invoices; Payment
Pfizer will invoice AMAG […***…]. AMAG will make payment of all amounts in Pfizer’s invoices […***…] from the date of receipt of Pfizer’s invoice. In the event of a good faith dispute between the parties as to the amount due, AMAG will pay the undisputed amount and the parties will attempt to resolve the disputed payment within […***…].
6.13    Taxes
AMAG shall pay all federal, state, county or municipal sales or use tax, excise, customs charges, duties or similar charge, or any other tax assessment (other than that assessed against income), licence, fee or other charge lawfully assessed or charged on the manufacture, sale or transportation of the Product that Pfizer manufactures, sells and delivers pursuant to this Agreement. In particular, AMAG will be responsible for and pay all applicable annual establishment fees specified in the Prescription Drug User Fee Amendments to the FD&C Act, with respect to the Product. For the avoidance of doubt, AMAG shall not be required to pay any such annual fees as relate to the Pfizer Facility, which shall be Pfizer’s sole and exclusive obligation. AMAG shall provide Pfizer with copies of any state tax exemption form(s) if it intends to claim exemption for sales or use taxes in any state(s) where the Product is to be shipped.
6.14    Continuous Improvements
Pfizer shall use reasonable commercial efforts to identify any opportunity to reduce the cost of manufacturing the Product and shall notify AMAG of such cost reduction opportunities (“Cost Reduction Program”). AMAG and Pfizer agree to confer in good faith to capitalize on such opportunities by sharing in the cost of implementation. Any cost savings realized from the Cost Reduction Program shall be shared in proportion to each party’s financial contribution to such program’s development and implementation costs.
ARTICLE 7
QUALITY ASSURANCE
7.1    Quality Control
Pfizer will apply its quality control procedures and in-plant quality control checks on the manufacture of Product for AMAG in the same manner as Pfizer applies such procedures and checks to products of similar nature manufactured for sale by Pfizer. Pfizer will also test and release all batches of Product in accordance with the test methods described in Exhibit 7.1 to ensure that the Products meet the requirements of the Product Specifications and are manufactured in accordance with cGMP.

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

7.2    Quality & Technical Agreement
The parties have entered into a Quality & Technical Agreement dated June 25, 2012 and amended June 10, 2014, which agreement shall continue to govern the quality assurance aspects of Pfizer’s manufacture of Product at its […***…] Facility. Notwithstanding the foregoing, authorized personnel of the parties must negotiate and conclude a new Quality & Technical Agreement as necessary for purposes of this Agreement and the Statement of Work and before any cGMP manufacture of Product can take place at the Pfizer […***…] Facility. Upon its execution, the new Quality & Technical Agreement shall be deemed to be incorporated by reference herein.
7.3    Documentation; Batch Records; Retention Samples
(a)    Quality Assurance Documentation. Pfizer will prepare such records documenting the technical transfer work as foreseen in the Project Statement of Work or as are otherwise reasonably requested by AMAG. Pfizer will prepare batch manufacturing records, which include the information relating to the manufacturing, packaging and quality operations for each lot of Product at the time such operations occur. Pfizer will prepare all technical transfer work and batch records in accordance with Applicable Laws, the Quality & Technical Agreement, cGMP and any similar regulations of applicable Regulatory Authorities and Pfizer’s standard operating procedures. Upon AMAG’s request, Pfizer will provide AMAG with copies of such technical transfer records and batch production records, including manufacturing and analytical records.
(b)    Document Retention. Pfizer will retain all records documenting the technical transfer work and all records relating to the manufacture of each batch of Products for not less than […***…] or for such other period as required by Applicable Law. Thereafter, Pfizer will not destroy such records without giving AMAG prior written notice and the opportunity further to store such records or to have such records shipped to AMAG, at AMAG’s cost and expense.
(c)    Retention Samples. Pfizer will be responsible for storing and maintaining retention samples of each batch of Product delivered to AMAG and associated API and other raw materials in accordance with cGMP and the Quality & Technical Agreement.
7.4    AMAG Audits Rights
(a)    General Audit. Upon […***…] prior written notice to Pfizer, AMAG shall have the right to have representatives visit the Facility during normal business hours to perform a quality assurance audit and inspection to review Pfizer’s records and its production Facilities relating to the manufacturing, assembly and/or packaging of Product and assess its compliance with cGMP and quality assurance standards and to discuss any related issues with Pfizer’s manufacturing and management personnel. Pfizer shall provide AMAG with copies of Pfizer’s manufacturing records (including the Master Batch Record) and other relevant documentation relating to the Products for the purposes of assuring Product quality and compliance with agreed-upon manufacturing procedures. Such general audits shall (i) be limited to not more than […***…] designated by or representing AMAG, (ii) last for […***…], and (iii) may be conducted not more […***…]. Any

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

auditors who are not employees of AMAG shall be required to enter into confidentiality agreements with Pfizer and AMAG containing terms of confidentiality at least as stringent as those set forth in Article 11.
(b)    For Cause Audits. AMAG shall also have the right to conduct “for-cause” audits to address significant product or safety concerns as discovered through Product failures related to Pfizer’s manufacture of the Product. Product failures would include issues related to stability, out of specification, sterility, labeling or container integrity. AMAG shall notify Pfizer in writing in advance of the audit and thereafter, AMAG and Pfizer shall mutually determine the timing of the audit. Each for-cause audit shall be limited to […***…] designated by or representing AMAG for […***…], except if the parties mutually agree that a longer for-cause audit period is necessary.
(c)    Confidential Information in Audits. Audits by AMAG or its designees may involve the transfer of Confidential Information, and any such Confidential Information shall be subject to the terms of Article 11 hereof. The results of such audits and inspections shall be considered Confidential Information under Article 11 and shall not be disclosed to Third parties, […***…], unless required by law and only then upon prior written notice to Pfizer.
7.5    Regulatory Authority Inspections
(a)    Inspections. Pfizer also agrees to allow the FDA and any other relevant Regulatory Authority to conduct any Pre-Approval Inspection (“PAI”) or other audit they require of the […***…] Facility and Pfizer agrees to cooperate with the FDA and any other relevant Regulatory Authority in connection with such inspection. Pfizer will provide AMAG with notice of any PAI as soon as practicable. The parties shall consult regarding the nature, extent, duration of such inspection so as to determine whether AMAG may have an interest to send its personnel or representatives to the Facility. Upon agreement, Pfizer shall allow such representatives to be present at the Facility during the FDA inspection to the extent permitted by Applicable Law.
(b)    Additional PAIs. In the event that AMAG has requested to expand the Territory and a Regulatory Authority other than the FDA requests or requires a PAI audit of the Facility in connection therewith, Pfizer will be entitled to charge a supplementary audit fee of […***…] per each such PAI.
7.6    Customer Representative
(a)    In addition to the audit rights stated in Section 7.4, Pfizer shall also permit a representative of AMAG (“Customer Representative”) to be present in the relevant Facility to view certain Product manufacturing steps from time-time when the Products are being manufactured, provided that such Customer Representative (i) schedules the visit at least […***…] in advance (ii) complies with all applicable state and federal laws prior to and during such visits, and (iii) adheres to all applicable Pfizer corporate and security policies and procedures. While at the Facility, the Customer Representative must be escorted by a Pfizer employee and will have access solely such areas of the Facility that are (iv) reasonably related to view the manufacturing

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

steps for the Product, (v) food-service areas, (vi) designated office space as may be allocated to the Customer Representative, (vii) public areas within the facility, or (viii) as otherwise authorized by Pfizer. AMAG acknowledges and agrees that such Customer Representative visiting the Facility shall be bound by terms of confidentiality no less restrictive than those set forth in Article 11.
(b)    With respect to any Customer Representative, Pfizer shall provide […***…] AMAG (i) access to an on-site workspace, (ii) a conference room (if necessary for meetings), access to which shall be available per the scheduling process used by Pfizer employees, (iii) parking facilities and toilet facilities, and (iv) reasonable access to and use of telephone, facsimile and photocopying services as necessary.
7.7    Change in Product Specifications; Manufacturing Process
Except as otherwise provided in Section 5.2, and as foreseen in the technical transfer Project as set forth in the Statement of Work detailing the technical transfer of the Product to the […***…] Facility, each of AMAG and Pfizer agrees that it will not change the Product Specifications or any aspect of the Manufacturing Process (including change of the Components, equipment, processes or procedures used to manufacture Product) without the prior written approval of the other party, which approval will not be unreasonably withheld, delayed, or conditioned. Upon agreement, the parties will implement all such changes in accordance with the change control provisions of the relevant Quality & Technical Agreement.
7.8    Failed Batch
In accordance with the Quality & Technical Agreement, Pfizer will investigate, and cooperate fully with AMAG in investigating, any batch of Product that fails to comply with cGMP or fails to meet the Product Specifications or any Regulatory Authority requirements. Pfizer will keep AMAG informed of the status of any investigation and, upon completion of the investigation, will provide AMAG with a final written report describing the cause of the failure and summarizing the results of the investigation.
7.9    Complaints and Adverse Drug Experiences
Each party will promptly advise the other of any complaints, notices of Adverse Drug Experience(s) or event reports, safety issues or toxicity issues relating to the Products of which it becomes aware, and which may be the result of, or have an effect on, the Product manufacturing operations performed by Pfizer. AMAG will be responsible for all reporting of such information to Regulatory Authorities. Pfizer will promptly evaluate any complaint or notice of Adverse Drug Experience(s) and reasonably assist AMAG in responding to the same.
7.10    Product Recalls
(a)    Recalls. In the event (i) any Regulatory Authority or other national government authority issues a request, directive or order that the Product be recalled, (ii) a court of competent

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

jurisdiction orders such a recall, or (iii) AMAG or Pfizer reasonably determines that Product should be recalled, the parties will take all appropriate corrective actions, and will cooperate in any governmental investigations surrounding the recall.
(b)    Product Replacement; Expenses. In the event that such recall results from a breach of Pfizer’s express warranties under Sections 8.3(a) and 8.3(b), Pfizer will be responsible for replacing the quantity of Products that were recalled […***…]. Pfizer will use all commercially reasonable efforts to replace such Product as soon as practicable, given scheduling at the Facility. […***…].
7.11    Water Content Specification
(a)    Water Content Specification Failures. Both parties acknowledge that Pfizer manufactures the Product as a non-aqueous solution in production environments that use water for injection ubiquitously. Despite all reasonable efforts that Pfizer may take at both the […***…] Facilities to mitigate the risk for water in the Product, there remains a possibility that Pfizer will not meet the designated Water Content Specification of NMT 0.20% w/w. If technical difficulties arise with Water Content Specification in one (1) of more batches of Product, the parties agree that the following terms and conditions shall apply.
(b)    Water Content Specification Remediation. All provisions in the Agreement regarding responsibilities for re-manufacturing of failed batches, replacement of API, recalls and the like will be tolled until the parties have discussed, examined and determined the root cause of the failure to meet the Water Content Specification. Provided that Pfizer has used all reasonable efforts to transfer, validate and implement the remediation measures described in Section 7.11(c), below, and the parties agree that Pfizer should perform either additional work or repeat work to mitigate any risks relating to the Water Content Specification, Pfizer shall provide AMAG with terms and conditions of any such additional, repeat or new work, including the scope of work, pricing, timeframes and responsibilities in a separate Proposal. In the event the root cause of the failure to meet the Water Content Specification is due to the gross negligence or wilful misconduct of Pfizer, the parties shall agree to any additional or repeat work and which party shall bear the responsibility for such work. Pfizer’s pricing will be in accordance with the provisions of Section 3.3(a). Pfizer will then carry out the work contained in the Proposal and any necessary changes will be made to the Product Specifications and implemented in accordance with the change control provisions of the relevant Quality & Technical Agreement. […***…].
(c)    Technical Transfer of Water Specification Remediation. Pfizer will ensure that it includes in the technical transfer Statement of Work, all information, data, work product and results (including specifications, processes and implementation) regarding the remediation work on the Water Specification performed at the […***…] Facility. Notwithstanding any of the foregoing, Pfizer shall be required to meet the Water Content Specification, and the exceptions described herein shall not longer apply, after Pfizer has delivered to AMAG […***…] batches of conforming commercial Product manufactured at the […***…] Facility.

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

ARTICLE 8
WARRANTIES; COVENANTS; INDEMNIFICATION
8.1    Mutual Representations and Warranties
Each party represents, warrants and covenants to the other party that:
(a)    Good Standing. It is duly incorporated, validly existing and in good standing under the laws of the state in which it is incorporated;
(b)    Power and Authority. It has the corporate power and authority to enter into this Agreement and perform its obligations hereunder and the execution, delivery and performance of this Agreement and the performance of its obligations hereunder have been duly authorized and approved by all necessary action and no other action on the part of it is necessary to authorize the execution, delivery and performance of this Agreement;
(c)    Existence of Claims. There are no suits, claims, or proceedings pending, or to its best knowledge and belief, after due inquiry, threatened against it or any of its Affiliates in any court or by or before any governmental body or agency which would affect its ability to perform its obligations under this Agreement; and
(d)    No Conflicts. The performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which it is a party or by which it is bound and will not conflict with or constitute a default under its corporate charter or bylaws.
8.2    AMAG’s Representations, Warranties and Covenants
AMAG represents and warrants to Pfizer that:
(a)    all API that AMAG provides to Pfizer will, at the time of delivery, not be adulterated or misbranded within the meaning of the FD&C Act or within the meaning of any other Applicable Law in which the definitions of adulteration and misbranding are substantially the same as those contained in the FD&C Act, as the FD&C Act and such laws are constituted and effective at the time of delivery, and will not be an article which, under the provisions of Sections 404 and 505 of the Act, may not be introduced into Interstate Commerce;
(b)    all API that AMAG provides to Pfizer will have been manufactured in accordance with all applicable cGMP (including ICH Q7A) and meets the API Specifications;
(c)    all specifications, including API Specifications and Product Specifications that AMAG provides to Pfizer will conform to the Regulatory Approval (and any modifications or amendments thereto) that AMAG files with the FDA and other relevant Regulatory Authorities;

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

(d)    it will not sell any Product into any regulatory jurisdiction unless and until it receives and/or maintains the necessary Regulatory Approval(s); and
(e)    AMAG’s Intellectual Property, proprietary technology, Manufacturing Processes or other proprietary rights that AMAG provides to Pfizer under this Agreement does not infringe any patents or know-how of a Third Party.
8.3    Pfizer’s Representations, Warranties and Covenants
Pfizer represents and warrants to AMAG that:
(a)    all Product that Pfizer delivers to AMAG hereunder will, at the time of delivery, not be adulterated or misbranded within the meaning of the FD&C Act or within the meaning of all Applicable Law in which the definitions of adulteration and misbranding are substantially the same as those contained in the FD&C Act, as the FD&C Act and such laws are constituted and effective at the time of delivery and will not be an article which may not under the provisions of Sections 404 and 505 of the FD&C Act be introduced into interstate commerce;
(b)    all Product Pfizer delivers to AMAG hereunder will, at the time of delivery, be free from defects in material and workmanship and will be manufactured (i) in accordance and conformity with the Product Specifications, and (ii) in compliance with all Applicable Laws, including those relating to the environment, food or drugs and occupational health and safety, including those enforced or promulgated by the FDA (including compliance with cGMP); and
(c)    in its performance of its obligations under this Agreement, Pfizer will not knowingly incorporate into the Manufacturing Process any patents or know-how of a Third party for which it does not have a licence that permits it to do so and/or to be able to grant to AMAG the licences and other rights otherwise required to be granted to AMAG hereunder.
(d)    The foregoing warranties will not extend to any nonconformity or defect which relates to or is caused by API supplied by AMAG to Pfizer. Subject to Pfizer’s indemnity obligations in Section 8.5, the replacement provisions of Sections 5.4(c), 5.4(d), 5.8(g), 5.8(h) and 7.10(b) will be AMAG’s sole and exclusive remedies for nonconforming or defective Products.
(e)    PFIZER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS. PFIZER HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
8.4    Indemnification by AMAG
AMAG hereby agrees to save, defend, indemnify and hold harmless Pfizer and its Affiliates and their respective officers, directors, employees, contractors, consultants and agents (each, a “Pfizer Indemnitee”) from and against any and all losses, damages, liabilities, expenses and costs,

Technical Transfer & Supply Agreement (signature version)

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including reasonable legal expense and attorneys’ fees (“Losses”), to which any Pfizer Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third party (a “Claim”) against a Pfizer Indemnitee arising or resulting directly or indirectly from (a) AMAG’s breach of any representation or warranty set forth in Section 8.1 or Sections 8.2(a) - 8.2(e), (b) infringement of any Intellectual Property right of any Third party relating to the API Specifications, Product Specifications, API, Drug, Product or the Manufacturing Process, other than Pfizer’s processes used in the manufacture of the Product pursuant to this Agreement, (c) the use of or lack of safety or efficacy of the Product, or (d) any negligent or wrongful act or omission on the part of AMAG, its employees, agents or representatives and which relate to AMAG’s performance hereunder except, in each case, to the extent such Losses result from the negligence or willful misconduct of any Pfizer Indemnitee or the breach by Pfizer of any express warranty or representation made by Pfizer in this Agreement.
8.5    Indemnification by Pfizer
Pfizer will indemnify and hold harmless AMAG and its Affiliates and their respective officers, directors, employees, contractors, consultants and agents (each, a “AMAG Indemnitee”) from and against any and all Losses to which any AMAG Indemnitee may become subject as a result of any Claim against a AMAG Indemnitee arising or resulting, directly or indirectly, from (a) Pfizer’s breach of any representation or warranty set forth in Section 8.1 or Sections 8.3(a) and 8.3(b), (b) infringement of any Intellectual Property right of any Third party relating to Pfizer’s manufacturing processes used in the manufacture of Product pursuant to this Agreement (excluding the API Specifications, Product Specifications, API, Drug, Product or the Manufacturing Process), or (c) any negligent or wrongful act or omission on the part of Pfizer, its employees, agents or representatives and which relate to Pfizer’s performance hereunder except, in each case, to the extent such Losses result from the negligence or willful misconduct of any AMAG Indemnitee or the breach by AMAG of any express warranty or representation made by AMAG in this Agreement.
8.6    Conditions of Indemnification
If either party seeks indemnification from the other hereunder, it will promptly give notice to the other party of any Claim and will cooperate fully with the other party in the investigation and defense of all such Claim. The indemnifying party will have the option to assume the other party’s defense in any such Claim with counsel reasonably satisfactory to the other party. In the event the indemnifying party assumes such defense, the indemnified party will have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense. No settlement or compromise will be binding on a party hereto without its prior written consent, such consent not to be unreasonably withheld.
8.7    No Consequential Damages
NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, LOST PROFITS, BUSINESS OR USE RESULTING FROM ANY BREACH OF THIS AGREEMENT, EVEN IF

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF, AND REGARDLESS OF THE LEGAL OR EQUITABLE THEORY (CONTRACT, TORT, OR OTHERWISE).
ARTICLE 9
INTELLECTUAL PROPERTY RIGHTS
9.1    Pfizer Intellectual Property
Pfizer has granted no license, express or implied, to AMAG to use Pfizer proprietary technology, know-how or other proprietary rights (a) existing as of the Effective Date, or (b) developed by or for Pfizer on or after the Effective Date outside the scope of any Project undertaken by Pfizer pursuant to this Agreement. Pfizer shall be the sole owner of any proprietary technology, know-how or other proprietary rights developed by or for Pfizer pursuant to any Project undertaken by Pfizer (the “Project Inventions”). However, Pfizer shall grant to AMAG, and does hereby grant to AMAG, an exclusive (even as to Pfizer), royalty-free, paid up, worldwide, perpetual license under such Project Inventions to make, have made, use, offer for sale, sell, and/or import Drug and Product.
9.2    AMAG Intellectual Property
AMAG has granted no license, express or implied, to Pfizer to use AMAG’s proprietary technology, know-how or other proprietary rights other than for the purposes of this Agreement.
ARTICLE 10
TERM AND TERMINATION
10.1    Term
[…***…].
10.2    […***…]
[…***…].
10.3    General Termination Rights
Either party may terminate this Agreement:
(a)Bankruptcy. Immediately by providing written notice to the other party: (i) if proceedings in voluntary or involuntary bankruptcy are initiated by, on behalf of or against the other party (and, in the case of any such involuntary proceeding, not dismissed […***…]; or (ii) if the other party is adjudicated bankrupt, files a petition under applicable insolvency laws, is dissolved or has a receiver appointed for substantially all of its property; or

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

(b)Material Breach. By giving to the other party […***…] prior written notice upon the breach of any warranty or any other material provision of this Agreement by the other party if the breach is not cured within […***…] after written notice thereof to the party in default; or
(c)Force Majeure. Upon simple notice to the other party should the other party continue to be unable to perform its obligations under this Agreement for a period in excess of […***…] by reason of force majeure, in accordance with Section 12.1(a).
10.4    Termination in Part Due to Regulatory Changes; Manufacturing Issues
Pfizer may terminate this Agreement with respect to the manufacture of the Product at the […***…] Facility:
(a)    Regulatory Authority Mandates. In the event that the FDA or any other Regulatory Authority issues a regulation, directive, guideline or other guidance (e.g., prohibiting or placing onerous burdens on manufacturing of hormonal or other specialty classes of medicinal products in the same facility where other standard pharmaceuticals are manufactured) and that materially affects Pfizer’s ability to manufacture and supply the Product or any other Pfizer products at its […***…] manufacturing plant; or
(b)    Manufacturing Issues. In the event that Pfizer experiences quality issues, manufacturing problems or other related circumstances that (i) arise in the course of manufacturing the Product for AMAG, (ii) are beyond Pfizer’s reasonable ability to control in the current configuration of the […***…] Facility (including cross-contamination of other lines or products, EHS-related problems; etc.), and (iii) adversely affect Pfizer’s ability to manufacture at the […***…] manufacturing plant the Product […***…].
(c)    Notice of Termination in Part. In such case, Pfizer shall promptly notify AMAG in writing, setting out a detailed description of the circumstances. The parties will consult in good faith to attempt to find a commercially reasonable solution for at least […***…]. If the parties are not able to find such a commercially reasonable solution, Pfizer may provide notice to AMAG that it will terminate manufacture of the Product at the […***…] Facility no later than […***…] after notice, or for such shorter period if so mandated by the FDA or other Regulatory Authority (“Notice Period”).
(d)    Manufacturing Obligations During Notice Period. During the Notice Period, AMAG shall have the right to purchase, and Pfizer the obligation to manufacture and supply, Products in accordance with the principles set forth in this Section 10.4(d). The parties agree (i) in each […***…] period during the Notice Period, AMAG’s Purchase Orders shall not exceed the average total of […***…] of its orders during the most recent Firm Order Period (as defined in this Agreement), and (ii) that such orders permit final test, release and delivery of Products no later than […***…]. Except to complete AMAG’s Purchase Orders during the Notice Period, Pfizer shall be not be obligated to deviate from its processes for manufacturing the Products or incur any additional costs or expenses and shall use its best efforts to meet AMAG’s requirements.

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

(e)    Termination of Obligations. In the event that Pfizer is required or permitted to give termination notice hereunder and the technical transfer Project is completed, validation batches of Product are successfully manufactured at the […***…] Facility and the […***…] site PAI is issued and approved, any remaining obligations to manufacture Product at the McPherson Facility, either under this Section 10.4 or under this Agreement, will lapse and no longer be of any effect.
10.5    Consequences of Termination
Except as provided in Section 10.4, upon expiry or termination of this Agreement for whatever reason the parties will wind-up this Agreement and settle all outstanding issues in accordance with the principles described below.
(a)    Cessation of Manufacturing. Pfizer will cease all manufacturing-in-progress and other ongoing activities in an orderly manner, unless Pfizer reasonably determines that manufacturing-in-progress or other ongoing activities must be completed in order to comply with applicable laws and regulations.
(b)    Disposition of Inventory, API, Dedicated Equipment. At a time to be mutually agreed between the parties, Pfizer will return to AMAG, at AMAG’s option and election (i) any quantities of work-in-progress at price(s) to be mutually agreed, (ii) any inventory of API remaining in Pfizer’s possession, and (iii) all items of Dedicated Equipment. All expenses associated with the preparation, packing and delivery of the work-in-progress, API, and Dedicated Equipment shall be borne by AMAG, unless termination shall have been as a result of a material breach by Pfizer, in which case Pfizer will be responsible for such expenses. If AMAG does not elect to take back the work-in-progress, API, or Dedicated Equipment, Pfizer have the discretion to dispose of such items as it deems appropriate.
(c)    Reimbursement for Components and Materials. In addition, AMAG will reimburse Pfizer for Pfizer’s cost of all Components and other raw materials purchased and on hand or on order, if such Components and materials were ordered by Pfizer based on AMAG’s Product forecasts, and Pfizer cannot reasonably use such Components and materials for other purposes. Pfizer will invoice AMAG for all amounts due hereunder and AMAG will pay such invoice on the terms set forth in Section 6.12.
(d)    Return of Confidential Information. Upon expiry or earlier termination of this Agreement for any reason, each party shall immediately return to the other all of the other party’s Confidential Information, in any form or medium disclosed by the disclosing party. In lieu of returning all Confidential Information, each party shall have the option to destroy any Confidential Information in place and/or purge it from its respective electronic information systems; provided, however, that neither party shall be required to destroy any computer files stored securely by a party that are created during automatic system back-up. Notwithstanding the foregoing, each party shall be allowed to retain one (1) copy of the other’s Confidential Information to ensure continuing compliance with Article 11.
10.6    Accrued Obligations
Termination of this Agreement will not relieve either party of any liability which has accrued prior to the effective date of such termination, nor will it prejudice either party’s right to obtain

Technical Transfer & Supply Agreement (signature version)

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performance of any obligation provided for in this Agreement, which by its express terms or context survive termination.
10.7    Nonexclusive Rights and Remedies
Termination is not an election of remedies. Except as otherwise provided herein, all rights and remedies of the parties provided under this Agreement are not exclusive and are in addition to any other rights and remedies provided by law or under this Agreement.
10.8    Survival
The terms, provisions, representations, and warranties contained in this Agreement that by their sense and context are intended to survive the performance hereof by either or both parties will so survive the completion of performance and termination of this Agreement, including, confidentiality obligations and the making of any and all payments due hereunder.
ARTICLE 11
CONFIDENTIAL INFORMATION
11.1    Nondisclosure
It is contemplated that in the course of the performance of this Agreement each party may, from time to time, disclose Confidential Information to the other. Pfizer agrees that, except as expressly provided herein, it will not disclose Confidential Information received from AMAG, and will not use Confidential Information disclosed to it by AMAG, for any purpose other than to fulfill Pfizer’s obligations hereunder. AMAG agrees that, except as expressly provided herein, it will not disclose Confidential Information received from Pfizer, and will not use Confidential Information disclosed to it by Pfizer, for any purpose other than to fulfill AMAG’s obligations hereunder. Each party will use reasonable and customary precautions to safeguard the other party’s Confidential Information, including ensuring that it will limit the permitted disclosures of the other’s Confidential Information only to those persons who have a “need to know” such Confidential Information and ensuring that all employees, consultants and agents who are given access to such Confidential Information are informed of the confidential and proprietary nature of such Confidential Information and have contractual or professional confidentiality and non-use obligations that are at least as restrictive as those contained in this Agreement.
11.2    Exceptions to Duty of Nondisclosure
Notwithstanding the above, nothing contained in this Agreement will preclude AMAG or Pfizer from utilizing Confidential Information as may be necessary in prosecuting the patent rights of AMAG pursuant to Article 9, obtaining Regulatory Approval(s), manufacturing the Product pursuant to the terms and conditions of this Agreement, or complying with Applicable Laws or court orders (provided, however, that the party disclosing such information uses reasonable efforts to seek confidential treatment of such information, except as required to file and prosecute such

Technical Transfer & Supply Agreement (signature version)

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patent applications). The obligations of the parties relating to Confidential Information will expire […***…] after the termination of this Agreement.
11.3    Public Announcements
Neither party will make any public announcement concerning the transactions contemplated herein, or make any public statement which includes the name of the other party or any of its Affiliates, or otherwise use the name of the other party or any of its Affiliates in any public statement or document, except as may be required by law or judicial order, without the written consent of the other party, which consent will not be unreasonably withheld. Subject to any legal or judicial disclosure obligation, any such public announcement proposed by a party that names the other party will first be provided in draft to the other party.
11.4    Injunctive Relief
The parties acknowledge that either party’s breach of this Article 11 may cause the other party irreparable injury for which it would not have an adequate remedy at law. In the event of a breach, the non-breaching party may be entitled to injunctive relief in addition to any other remedies it may have at law or in equity.
ARTICLE 12
MISCELLANEOUS
12.1    Force Majeure and Failure of Suppliers.
(a)    Force Majeure. Neither party will be considered to be in breach of this Agreement if a delay in the performance of any of its duties or obligations hereunder (except the payment of money) has been caused by or is the result of an act of God, acts of a public enemy, acts of terrorism, insurrections, riots, embargoes, labor disputes, including strikes, lockouts, job actions, boycotts, fires, explosions, floods, shortages of material or energy, or other unforeseeable causes beyond the control and without the fault or negligence of the party so affected (each an event of “force majeure”). The performance of the affected party will be extended for a period equal to the period of such delay; provided, however, that affected party will give prompt notice to the other party of such cause, and will promptly take whatever reasonable steps are necessary to relieve the effect of such force majeure and resume compliance with this Agreement as soon as possible. Should the event of force majeure continue for a period longer than […***…], then the party not so affected may terminate this Agreement in accordance with Section 10.3(c).
(b)    Transfer of Production. If Pfizer becomes subject to an event of force majeure which interferes with production of Product at the Facility, the parties will mutually agree on implementation of an agreed-upon action plan to transfer production of Product to another Pfizer manufacturing facility. The parties will, after the execution of this Agreement and at the request of either party, meet to discuss and define such an action plan.

Technical Transfer & Supply Agreement (signature version)

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12.2    Notices
All notices, requests, claims, demands and other communications between the parties will be in writing. All notices will be given (a) by delivery in person, (b) by a nationally recognized next day courier service, (c) by first class, registered or certified mail, postage prepaid, (d) by facsimile, or (e) by PDF scanned copy sent by electronic mail to the following addresses of the respective parties:

If to AMAG: AMAG Pharmaceuticals, Inc. 1100 Winter Street Waltham, MA 02451 Attention: SVP Technical Operations Email: smcmillan@amagpharma.com	With a copy to: AMAG Pharmaceuticals, Inc. 1100 Winter Street Waltham, MA 02451 Attention: General Counsel Email: jvittiglio@amagpharma.com
If to Pfizer: Pfizer Worldwide, Inc. 275 North Field Drive Lake Forest, Illinois 60045 Attention: V.P. Contract Manufacturing Facsimile: (224) 212-3210 Email: kevin.orfan@prizer.com	With copy to: Pfizer Inc. 235 East 42nd Street New York, NY 10017 Attention: General Counsel Facsimile: (212) 309 0874 Email: generalcounsel@pfizer.com
Notices will be effective (w) upon receipt, if personally delivered, (x) is sent by courier, one (1) Business Day after the delivery time promised by the nationally recognized next day courier service, (y) if delivered by facsimile or electronic mail, on first Business Day after the date of receipt by the transmitting person of written confirmation of successful transmission (which confirmation may be produced by the transmitting person’s facsimile or electronic mail equipment), or (z) four (4) Business Days after being deposited in the United States mail, with proper postage and documentation, for first-class registered or certified mail, prepaid. A party may change its address listed above by written notice to the other party.
12.3    Governing Law
This Agreement will be construed, interpreted and governed by the laws of the State of New York, excluding its choice of law provisions. The United Nations Convention on the International Sale of Goods is hereby expressly excluded.
12.4    Alternative Dispute Resolution
The parties recognize that bona fide disputes may arise which relate to the parties’ rights and obligations under this Agreement. The parties agree that except as provided in Section 11.4, any such dispute will be resolved by alternative dispute resolution in accordance with the procedures set forth in Exhibit 12.4.

Technical Transfer & Supply Agreement (signature version)

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12.5    Assignment
Neither party will assign this Agreement nor any part thereof without the prior written consent of the other party; provided, however, that either party may, without such consent, assign the rights and obligations of this Agreement (a) to one of its Affiliates, subsidiaries or parent corporation, and (b) in connection with the transfer, sale or divestiture of substantially all of its business to which this Agreement pertains or in the event of its spin-off, merger or consolidation with another company. Any permitted assignee will assume all obligations of its assignor under this Agreement. No assignment will relieve either party of responsibility for the performance of any accrued obligation which such party then has hereunder.
12.6    Severability
This Agreement is subject to the restrictions, limitations, terms and conditions of all applicable governmental regulations, approvals and clearances. If any term or provision of this Agreement will for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other term or provision hereof, and this Agreement will be interpreted and construed as if such term or provision, to the extent the same will have been held to be invalid, illegal or unenforceable, had never been contained herein.
12.7    Modification of Agreement; Waiver
No waiver or modification of any of the terms of this Agreement will be valid unless in writing and signed by authorized representatives of both parties. Failure by either party to enforce any such rights under this Agreement will not be construed as a waiver of such rights, nor will a waiver by either party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances
12.8    Relationship of the Parties
The relationship of the parties under this Agreement is that of independent contractors. Nothing contained in this Agreement or the performance of any obligations under this Agreement will create an association, partnership, joint venture, or relationship of principal and agent, master and servant, or employer and employee between the parties hereto. Neither party has any express or implied right or authority under this Agreement to assume or create any obligations or make any representations or warranties on behalf of or in the name of the other party or its Affiliates.
12.9    Insurance
Each party will procure and maintain, at its own expense, for the duration of the Agreement, and for […***…] thereafter if written on a claims made or occurrence reported form, the types of insurance specified below with carriers rated A- VII or better with A. M. Best or like rating agencies:

Technical Transfer & Supply Agreement (signature version)

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(a)    Workers’ Compensation in accordance with applicable statutory requirements and minimum […***…] Employers Liability and each party shall provide a waiver of subrogation in favor of the other party and its affiliate;
(b)    Commercial General Liability including premises operations, products & completed operations, blanket contractual liability, personal injury and advertising injury including fire legal liability for bodily injury and property damage in an amount not less than […***…] per occurrence and not less than […***…] in the aggregate;
(c)    Commercial Automobile Liability for owned, hired and non-owned motor vehicles with a combined single limit in an amount not less than […***…] each occurrence;
(d)    Marine Insurance covering all shipments from warehouse to warehouse as described on the bill of lading at full replacement cost, except as otherwise provided herein.
Each party will include the other party and its Affiliates, directors, officers, employees and agents as additional insureds with respect to Commercial General Liability (via CG20101185 or its equivalent), Commercial Automobile Liability and Excess Liability but only as required by written contract. Prior to commencement of the development services, and annually thereafter, each party will furnish to the other party certificates of insurance evidencing the insurance coverages stated above. At least […***…] written notice to the other party shall be provided prior to any cancellation, non-renewal or material change in said coverage. In the case of cancellation, non-renewal or material change in said coverage, each party will promptly provide to the other party a new certificate of insurance evidencing that the coverage meets the requirements in this Section 12.9. Each party, to the extent of its negligence, agrees that its insurance will act as primary and noncontributory from any other valid and collectible insurance maintained by the other party. Each party may, at its option, satisfy, in whole or in part, its obligation under this Section 12.9 through its self- insurance program. […***…]. Each party shall provide a waiver of subrogation in favor of the other party and its affiliates on all required coverages, above. All deductibles/retentions are the sole responsibility of the named insured.
12.10    Exhibits
All Exhibits referred to herein are hereby incorporated by reference.
12.11    Binding Effect
This Agreement will be binding upon and inure to the benefit of each of the parties and such party’s successors and permitted assigns.
12.12    Debarment Warranty

Technical Transfer & Supply Agreement (signature version)

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Pfizer and AMAG represent and warrant that neither party uses nor will use in the future use in any capacity the services of any person debarred under Section (a) or (b) of 21 U.S.C. Section 335a.
12.13    Compliance with Laws
Each party will comply with all Applicable Laws, statutes, rules and regulations governing its performance of the terms of this Agreement.
12.14    Entire Agreement
This Agreement and the Quality & Technical Agreement, together with the Exhibits referenced and incorporated herein, constitute the entire agreement between the parties concerning the subject matter hereof and supersede all written or oral prior agreements or understandings with respect thereto. If there is any conflict, discrepancy, or inconsistency between the terms of the Quality & Technical Agreement, this Agreement or other form used by the parties, the Quality & Technical Agreement will control as regards all issues related to quality assurance; in all other cases, the Agreement will control.
12.15    Construction
In construing this Agreement, unless expressly specified otherwise (a) references to Articles, Sections and Exhibits are to articles, sections of, and exhibits to, this Agreement, (b) except where the context otherwise requires, use of either gender includes the other gender, and use of the singular includes the plural and vice versa, (c) headings and titles are for convenience only and do not affect the interpretation of this Agreement, (d) any list or examples following the word “including” will be interpreted without limitation to the generality of the preceding words, (e) except where the context otherwise requires, the word “or” is used in the inclusive sense, (f) all references to “dollars” or “$” herein will mean United States Dollars, and (g) each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions. Any terms or conditions contained in an invoice that are inconsistent or in conflict with this Agreement will be deemed not to be a part of such invoice.
12.16    Counterparts
This Agreement may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail will be deemed to be original signatures. Any party delivering an executed counterpart of this Agreement by facsimile or electronic mail will also deliver an original executed counterpart, but the failure to do so will not affect the validity, enforceability or binding effect of this Agreement.

Technical Transfer & Supply Agreement (signature version)

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THE IMMEDIATELY FOLLOWING PAGE IS THE EXECUTION PAGE

Technical Transfer & Supply Agreement (signature version)

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IN WITNESS WHEREOF, the parties intending to be bound by the terms and conditions hereof have caused this Agreement to be signed by their duly authorized representatives as of the date first above written.

PFIZER INC.	AMAG PHARMACEUTICALS, INC.
By: /s/ Kevin Orfan (Signature)	By: /s/ William K. Heiden (Signature)
Name: Kevin Orfan	Name: William K. Heiden
Title: Vice President Pfizer CentreOne Global Pharmaceutical Services	Chief Executive Officer

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

EXHIBIT 1.4
API Specifications

Active Pharmaceutical Ingredient, Hydroxyprogesterone Caproate USP, Specifications

Test Method	Acceptance Criteria	Method of Acceptance
Appearance (Visual)	[…***…]	Pfizer to Test
Color (Visual)	[…***…]	Vendor CoA
Visible impurities (Visual)	[…***…]	Vendor CoA
Identification - IR ( USP <197K> )	[…***…]	Pfizer to Test
Assay (UV Spectroscopy)	[…***…]	Vendor CoA
Free Caproic Acid (USP Titrimetric Assay)	[…***…]	Vendor CoA
Melting Point (USP <741> Class Ia)	[…***…]	Vendor CoA
Related Substances (Ordinary Impurities)- TLC (USP <466>)	[…***…]	Vendor CoA
Residual Solvents (Gas Chromatography) USP <467> Cyclohexane Hexane Methanol Methylene chloride	[…***…]	Vendor CoA
Specific Rotation (USP <781S>; 25°C/1% in chloroform/anhydrous substance)	[…***…]	Vendor CoA
Water – KF (USP <921>, Method I)	[…***…]	Vendor CoA
Bioburden EP2.6.12 / USP <61> (Total Viable Aerobic Count)	[…***…]	Pfizer to test
Bacterial Endotoxin (USP <85>; Gel-Clot Limit Test)	[…***…]	Pfizer to test

EXHIBIT 1.25
Product Specifications

AMAG and Pfizer will consult and use all reasonable efforts to prepare and complete the Product Specifications no later than […***…] after the Effective Date. Upon completion, the Product Specifications shall be attached to this Exhibit 1.25 and shall be made an integral part of this Agreement.

Exhibit Page 39

Technical Transfer & Supply Agreement (signature version)

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EXHIBIT 2.1
Project Statement of Work

[…***…]

Exhibit Page 40

Technical Transfer & Supply Agreement (signature version)

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EXHIBIT 2.1
Project Statement of Work (cont’d)

[…***…]

Exhibit Page 41

Technical Transfer & Supply Agreement (signature version)

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EXHIBIT 2.1
Project Statement of Work (cont’d)
[…***…]

Exhibit Page 42

Technical Transfer & Supply Agreement (signature version)

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EXHIBIT 2.1
Project Statement of Work (cont’d)

[…***…]

Exhibit Page 43

Technical Transfer & Supply Agreement (signature version)

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EXHIBIT 2.1
Project Statement of Work (cont’d)

[…***…]
EXHIBIT 3.2
Stability Studies

Stability Testing	Req.	Not Req.	N/A	Responsibility		Cost
				Pfizer	Client
Engineering stability		X				N/A
Registration batch stability	X			X		[…***…]
Annual Commercial Product stability	X					[…***…]
Total Cost:	TBD					[…***…]
Payment:	[…***…]
Timing:	TBD

EXHIBIT 6.9
Pfizer Logger Policies
The following policies shall apply for all shipments of Commercial Products and Development Supplies (including drug product samples from development Batches) in which a Pfizer CentreOne customer AMAG requests or requires that electronic temperature monitoring devices (“Loggers”) be included in the shipment as a means of supplementary assurance of complying with the controlled room temperature storage/shipping conditions under which the products should be maintained.
It is Pfizer’s policy that if a Pfizer CentreOne Customer desires to include Loggers in shipments of tested and released Commercial Products, the Pfizer CentreOne Customer must supply the Loggers at its own cost and responsibility.
For shipments of Development Supplies or drug product samples from development Batches, it is Pfizer’s preference that the Pfizer CentreOne Customer also supply the Loggers at its own cost and expense. However, as an accommodation to its Pfizer CentreOne Customer, Pfizer is willing to provide standard, non-specialized Loggers to be included the Development Supply or drug product sample shipment as a supplementary means of assuring that the shipment has been made under controlled room temperature storage/shipping conditions. Pfizer procures Loggers from reputable third party vendors and relies on the representations and warranties of these vendors for the quality and correct functioning of the Temptale devices. Although Pfizer will do

Exhibit Page 44

Technical Transfer & Supply Agreement (signature version)

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a preliminary check on the Loggers to ensure that they are functioning as intended before placing them in the drug product shipment packing and containers, it will perform no detailed testing or undertake any special calibration before use.
Pfizer therefore cannot be responsible and will not be liable to any Pfizer CentreOne Customer for any and all losses, damages, liabilities, expenses and costs arising from any claim or allegation that the Loggers supplied by Pfizer have failed in their intended use during shipment of the Development Supplies or drug product samples. The Pfizer CentreOne Customer acknowledges and agrees that the failure or improper functioning of the Pfizer-supplied Loggers will not give rise to any cause of action against Pfizer or serve as a basis for the Pfizer CentreOne Customer to reject the shipment of the Development Supplies or drug product samples.
In addition, if Pfizer is requested to provide Loggers on accommodation, Pfizer will only supply the Temptale devices. It is the Pfizer CentreOne Customer’s responsibility to have acquired the hardware and software from the Temptale manufacturer that is necessary to read the data collected by the Temptale during shipment.
The Pfizer CentreOne Customer may be requested to sign a document acknowledging its understanding and acceptance of the above-stated Temptale policies.

EXHIBIT 7.1
Product Test Methods
In consultation with AMAG, no later than […***…] after the Effective Date, Pfizer will use all reasonable efforts to prepare and complete documentation describing the procedures, methods and protocols by which the Product will be tested and released, as specified in Section 7.1 of this Agreement. Upon completion, such documentation shall be attached to this Exhibit 7.1 and shall be made an integral part of this Agreement.
EXHIBIT 12.4
Alternative Dispute Resolution
The Parties recognize that bona fide disputes as to certain matters may arise from time to time during the term of this Agreement which relate to either party’s rights and/or obligations. To have such a dispute resolved by this Alternative Dispute Resolution (“ADR”) provision, a party first must send written notice of the dispute to the other party for attempted resolution by good faith negotiations between their respective presidents (or their designee(s), provided any such designee has the authority to act on behalf of such party to effectuate any such resolution) of the affected subsidiaries, divisions, or business units within […***…] days after such notice is received (all references to “days” in this ADR provision are to calendar days).

If the matter has not been resolved within […***…] days of the notice of dispute, or if the Parties fail to meet within such […***…] days, either party may initiate an ADR proceeding as provided herein. The Parties shall have the right to be represented by counsel in such a proceeding.

Exhibit Page 45

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

1.    To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within […***…] days after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

2.    Within […***…] days following receipt of the original ADR notice, the Parties shall select a mutually acceptable neutral having requisite legal expertise and credentials (including with respect to the substantive law of the State of New York) to preside in the resolution of any disputes in this ADR proceeding. If the Parties are unable to agree on a mutually acceptable neutral within such period, either party may request the President of the CPR Institute for Dispute Resolution (“CPR”), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

(a)    The CPR shall submit to the Parties a list of not less than […***…] candidates within […***…] days after receipt of the request, along with a Curriculum Vita for each candidate. No candidate shall be an employee, director, or shareholder of either party or any of their subsidiaries or Affiliates.

(b)    Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

(c)    Each party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within […***…] days following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the candidates, that party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

(d)    If the Parties collectively have identified fewer than […***…] candidates deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the Parties collectively have indicated the greatest preference. If a tie should result between two candidates, the CPR may designate either candidate. If the Parties collectively have identified […***…] or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the Parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than […***…] candidates, in which case the procedures set forth in subparagraphs 2(a)-2(d) shall be repeated.

3.    No earlier than […***…] days or later than […***…] days after selection, the neutral shall hold a hearing to resolve each of the issues identified by the Parties. The ADR proceeding shall take place at a location agreed upon by the Parties. If the Parties cannot agree, the neutral shall designate a location other than the principal place of business of either party or any of their subsidiaries or Affiliates.

4.    At least […***…] days prior to the hearing, each party shall submit the following to the other party and the neutral:

(a)    a copy of all exhibits on which such party intends to rely in any oral or written presentation to the neutral;

Exhibit Page 46

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

(b)    a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(c)    a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

(d)    a brief in support of such party’s proposed rulings and remedies, provided that the brief shall not exceed forty (40) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in subparagraphs 4(a)-4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

5.    The hearing shall be conducted on […***…] consecutive days and shall be governed by the following rules:

(a)    Each party shall be entitled to […***…] hours of hearing time to present its case. The neutral shall determine whether each party has had the […***…] hours to which it is entitled.

(b)    Each party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

(c)    The party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

(d)    Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

(e)    Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the neutral shall have sole discretion regarding the admissibility of any evidence.

6.    Within […***…] days following completion of the hearing, each party may submit to the other party and the neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed […***…] pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7.    The neutral shall rule on each disputed issue within […***…] days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the Parties on each disputed issue but may adopt one party’s proposed rulings and remedies on some issues and the other party’s

Exhibit Page 47

Technical Transfer & Supply Agreement (signature version)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

proposed rulings and remedies on other issues. The neutral shall not issue any written opinion or otherwise explain the basis of the ruling or award.

8.    The neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(a)    If the neutral rules in favor of one party on all disputed issues in the ADR, the losing party shall pay […***…] of such fees and expenses.

(b)    If the neutral rules in favor of one party on some issues and the other party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties. The neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9.    The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable (except for an alleged act of corruption or fraud on the part of the arbitrator), and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10.    Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

12.    The neutral may not award any form of damages or relief prohibited by Section 8.7 of the Agreement.

13.    The neutral shall have the authority to grant injunctive relief and other specific performance.

14.    The neutral shall, in rendering its decision, apply the substantive law of the State of New York, without regard to its conflict of laws provisions.

15.    The hearings shall be conducted in the English language.

Exhibit Page 48

Technical Transfer & Supply Agreement (signature version)